Exhibit 2

                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.50 per share, of Ogden Corporation; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 15th day of October, 1999.



GREENHOUSE PARTNERS, L.P.             GREENWAY PARTNERS, L.P.

                                      By:     Greenhouse Partners, L.P., its
By:/s/ Gary K. Duberstein                     general partner
   ------------------------------
   Gary K. Duberstein, general
   partner                                 By:/s/ Gary K. Duberstein
                                              --------------------------------
                                              Gary K. Duberstein, general
                                              partner

GREENHUT, L.L.C.                      GREENTREE PARTNERS, L.P.

                                      By:     Greenhut, L.L.C., its general
By:/s/ Gary K. Duberstein                     partner
   ------------------------------
   Gary K. Duberstein, Member
                                           By:/s/ Gary K. Duberstein
                                              --------------------------------
                                              Gary K. Duberstein, Member

GREENHUT OVERSEAS, L.L.C.             GREENSEA OFFSHORE, L.P.

                                      By:     Greenhut Overseas, L.L.C., its
By:/s/ Gary K. Duberstein                     investment general partner
   ------------------------------
   Gary K. Duberstein, Member
                                           By:/s/ Gary K. Duberstein
                                              --------------------------------
                                              Gary K. Duberstein, Member

                                      GREENBELT CORP.


                                      By:/s/ Alfred D. Kingsley
                                         --------------------------------
                                         Alfred D. Kingsley, President

                                         /s/ Alfred D. Kingsley
                                         --------------------------------
                                         Alfred D. Kingsley

                                         /s/ Gary K. Duberstein
                                         --------------------------------
                                         Gary K. Duberstein